UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 11, 2009

CHINA JO-JO DRUGSTORES, INC.

(Exact name of registrant as specified in Charter)

Nevada	333-147698	98-0557852
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Room 507-513, 5th Floor, A Building, Meidu Plaza
Gongshu District, Hangzhou, Zhejiang Province
People’s Republic of China

(Address of Principal Executive Offices)

+86 (571) 88077078

 (Issuer Telephone Number)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by China Jo-Jo Drugstores, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.01	Change in Registrant’s Certifying Accountant

Effective November 11, 2009, Madsen & Associates CPA’s, Inc. (“Madsen”) was dismissed as the Registrant certifying independent accountant engaged to audit the Registrant’s financial statements.  Madsen audited the Registrant’s financial statements for the fiscal years ended July 31, 2008 and 2007, and reviewed the Registrant’s unaudited financial statements for the fiscal quarters ended October 31, 2008, January 31, 2009 and April 30, 2009. The report of Madsen on the Registrant’s financial statements as of and for the fiscal years ended July 31, 2008 and 2007 did not contain an adverse opinion, or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph regarding the financial statements being prepared assuming that the Registrant will continue as a going concern.

During the Registrant’s fiscal year ended July 31, 2008 and the subsequent interim periods through the date of its dismissal, there were no disagreements with Madsen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Madsen, would have caused Madsen to make reference to the subject matter of the disagreements in connection with its report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

The Registrant had requested Madsen to furnish it with a letter addressed to the SEC (the “SEC Letter”) stating whether it agrees with the statements made above by the Registrant. A copy of the SEC letter is attached as Exhibit 16.1 to this Form 8-K

Effective on November 11, 2009, Moore Stephens Wurth Frazer and Torbet, LLP (“MSWFT”), whose address is 135 South State College Boulevard, Suite 300, Brea, California 92821, was engaged to serve as the Registrant's new independent certifying accountant to audit the Registrant's financial statements.

Prior its engagement, the Registrant had not consulted MSWFT regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Registrant’s financial statements or a reportable event, nor did the Registrant consult with MSWFT regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The dismissal of Madsen as the Registrant’s certifying independent accountant and the engagement of MSWFT as its new certifying independent accountant were both approved by the Registrant's board of directors.

Item 9.01                      Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description

16.1	Letter from Madsen & Associates CPA’s, Inc. dated December 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China Jo-Jo Drugstores, Inc. (Registrant)

Date: December 2, 2009	By:	/s/ Bennet P. Tchaikovsky
Bennet P. Tchaikovsky
Chief Financial Officer